UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 24, 2006

LYONDELL CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-10145 95-4160558

(Commission File Number) (I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700, Houston, Texas 77010

(Address of principal executive offices) (Zip Code)

(713) 652-7200

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The description set forth below is qualified in its entirety by the full text of the respective document to which it refers, which document is filed herewith.

Item 1.01 Entry into a Material Definitive Agreement

Effective May 24, 2006, Millennium Chemicals Inc. ( "Millennium"), a wholly owned subsidiary of Lyondell Chemical Company ("Lyondell"), Millennium America Inc., a U.S. subsidiary of Millennium ("Millennium America") and Millennium Inorganic Chemicals Ltd, an Australian subsidiary of Millennium ("MIC Ltd"), entered into an amendment (the "Amendment") to the Credit Agreement (the "Credit Agreement"), dated August 22, 2005, among Millennium, Millennium America, MIC Ltd, the lenders party thereto including Bank of America, N.A. as Syndication Agent, JPMorgan Chase Bank, N.A. as Administrative Agent and Collateral Agent, and J.P. Morgan Securities Inc. and Banc of America Securities LLC as Co-Lead Arrangers and Joint Bookrunners. The Amendment primarily revised the Credit Agreement to exclude Millennium Holdings, LLC and its subsidiaries (collectively, "Millennium Holdings"), a subsidiary of Millennium, from events-of-default provisions that could be triggered in connection with judgments against Millennium Holdings. Lyondell has not guaranteed Millennium's or its subsidiaries' obligations under the Credit Agreement. The Amendment is incorporated by reference into this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

    Exhibits

4.27(a) Amendment No. 1 dated as of May 23, 2006 to Credit Agreement, dated August 22, 2005, among Millennium America Inc., as Borrower, Millennium Inorganic Chemicals Ltd, as Borrower, Millennium Chemicals Inc., as Guarantor, the lenders from time to time party thereto, Bank of America, N.A., as Syndication Agent, JP Morgan Chase Bank, N.A. as Administrative Agent and Collateral Agent and JP Morgan Securities Inc. and Banc of America Securities LLC as Co-Lead Arrangers and Joint Bookrunners (filed as Exhibit 4.4(a) to Millennium's Current Report on Form 8-K dated as of May 24, 2006 and incorporated herein by reference)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYONDELL CHEMICAL COMPANY

By:/s/ Kerry A. Galvin

Name: Kerry A. Galvin

Title: Senior Vice President & General Counsel

Date: May 24, 2006

INDEX TO EXHIBITS

Exhibit

Number Description

4.27(a) Amendment No. 1 dated as of May 23, 2006 to Credit Agreement, dated August 22, 2005, among Millennium America Inc., as Borrower, Millennium Inorganic Chemicals Ltd, as Borrower, Millennium Chemicals Inc., as Guarantor, the lenders from time to time party thereto, Bank of America, N.A., as Syndication Agent, JP Morgan Chase Bank, N.A. as Administrative Agent and Collateral Agent and JP Morgan Securities Inc. and Banc of America Securities LLC as Co-Lead Arrangers and Joint Bookrunners (filed as Exhibit 4.4(a) to Millennium's Current Report on Form 8-K dated as of May 24, 2006 and incorporated herein by reference)